Salant Corporation
                        1114 Avenue of the Americas
                          New York, New York 10036
                               (212) 221-7500



                                                                  June 1, 1998



Magten Asset Management Corp.
35 East 21st Street
New York, New York 10010
Attention:  Mr. Talton R. Embry

Apollo Apparel Partners, L.P.
c/o Apollo Management, L.P.
1301 Avenue of the Americas, 38th Floor
New York, New York 10019
Attention:  Mr. Robert Katz
            Mr. Edward Yorke

                           Re:  Salant Corporation ("Salant")
                           ----------------------------------

Gentlemen:

     Reference is made to that certain letter agreement, dated March 2, 1998, by and among Magten Asset Management Corp., as agent on behalf of certain of its accounts ("Magten"), Apollo Apparel Partners, L. P. ("Apollo") and Salant (the "Letter Agreement"). Initially capitalized terms not otherwise defined herein shall have their respective meanings as set forth in the Letter Agreement.

     Salant, Magten and Apollo hereby agree to amend the Letter Agreement as follows:

     1. Amendment to Section 2(d). Section 2(d) of the Letter Agreement is hereby amended by adding "(i)" immediately prior to the phrase "promptly following" in the third line thereof and adding the following language immediately prior to the proviso contained in such section: ", and (ii) promptly following August 31, 1998, directing the Indenture Trustee to forbear during the term of this Letter Agreement from taking any action in connection with the failure by Salant to make the interest payment on the Senior Notes that is payable on August 31, 1998, including, without limitation, the exercise of any of the Indenture Trustee's rights under the Senior Note Indenture arising by virtue of such failure."

     2. Amendment of Section 4. Section 4 of the Letter Agreement is hereby amended by adding the phrase "(subject to the proviso in Section 4(g) hereof)" immediately following the phrase "Magten's obligations hereunder shall" in the first line thereof.

     3. Amendment of Sections 4(a), 4(b) and 4(c). Sections 4(a), 4(b) and 4(c) of the Letter Agreement are hereby amended in their entirety to read as follows:

          "(a) Salant shall not have obtained the requisite shareholder consent at the Special Meeting (as such term is defined in the Term Sheet) on or before November 30, 1998;

          (b) the Exchange Offer shall not have commenced on or before July 15, 1998;

          (c) the Effective Date (as such term is defined in the Term Sheet) shall not have occurred on or before November 30, 1998;"

     4. Amendment of Section 4(g). Section 4(g) of the Letter Agreement is hereby amended by replacing the proviso at the end of such section in its entirety with the following language: "provided, that, an Agreement Termination Event arising pursuant to this Section 4(g) shall apply only to, and shall result in the termination of Magten's obligations hereunder solely with respect to, those Senior Notes as to which Magten's engagement has been terminated or as to which such a disposal direction has been issued, and further, provided, that such Agreement Termination Event shall have no effect whatsoever on any of Magten's other obligations hereunder."

     Except as hereinabove amended, the Letter Agreement remains in full force and effect in accordance with its terms.

     Please indicate your agreement to the foregoing by executing a copy of this letter where indicated below and returning it to us.

                                                Very truly yours,

                                                SALANT CORPORATION

                                                By: /s/ Todd Kahn
                                                    ----------------------------
                                                    Name: Todd Kahn
                                                    Title: EVP & General Counsel
Accepted and Agreed as of
the date first written above

MAGTEN ASSET MANAGEMENT
CORP., as agent on behalf of certain
of its accounts

By:  /s/ Talton R. Embry
     ---------------------------------
     Name: Talton R. Embry
     Title: Chairman

APOLLO APPAREL PARTNERS, L.P.

By:  AIF II, L.P., its General Partner

By:  /s/ Edward Yorke
     ---------------------------------
     Name: Edward Yorke
     Title: